                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): OCTOBER 23, 2003

                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              1-12733                                      41-1746238
      (Commission File Number)                          (I.R.S. Employer
                                                      Identification No.)

         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)

                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

c. Exhibits.

99.1  Press release dated October 23, 2003.

99.2  Supplemental Information.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2003, Tower Automotive, Inc. issued a press release announcing results for the third quarter and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1. In connection with the Company's conference call to address the third quarter results, the Company released certain supplemental information that can be viewed by logging onto www.towerautomotive.com. A copy of that information is attached as Exhibit 99.2.

The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TOWER AUTOMOTIVE, INC.



Date: October 23, 2003           By:/s/ Kathy J. Johnston
                                    ---------------------
                                 Name:  Kathy J. Johnston
                                 Title:  Corporate Officer

                                  EXHIBIT INDEX

99.1  Press Release dated October 23, 2003

99.2  Supplemental Information